Quarterly Holdings Report
for

Fidelity® Materials Central Fund

December 31, 2019

MTCIP-QTLY-0220
1.842155.113

Schedule of Investments December 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
Chemicals - 44.9%
Commodity Chemicals - 6.8%
LyondellBasell Industries NV Class A	193,253	$18,258,543
Tronox Holdings PLC	1,233,327	14,084,594
		32,343,137
Fertilizers & Agricultural Chemicals - 9.1%
CF Industries Holdings, Inc.	454,384	21,692,292
FMC Corp.	219,152	21,875,753
		43,568,045
Industrial Gases - 18.2%
Air Products & Chemicals, Inc.	180,689	42,460,108
Linde PLC	208,079	44,300,021
		86,760,129
Specialty Chemicals - 10.8%
Ecolab, Inc.	114,119	22,023,826
Innospec, Inc.	89,043	9,210,608
Sherwin-Williams Co.	35,161	20,517,850
		51,752,284

TOTAL CHEMICALS		214,423,595

Construction Materials - 9.0%
Construction Materials - 9.0%
Martin Marietta Materials, Inc.	78,522	21,957,892
Summit Materials, Inc. (a)	874,740	20,906,286
		42,864,178
Containers & Packaging - 12.5%
Metal & Glass Containers - 8.2%
Crown Holdings, Inc. (a)	539,695	39,149,475
Paper Packaging - 4.3%
Avery Dennison Corp.	157,307	20,578,902

TOTAL CONTAINERS & PACKAGING		59,728,377

Metals & Mining - 26.6%
Aluminum - 3.0%
Kaiser Aluminum Corp.	130,779	14,502,083
Copper - 8.1%
First Quantum Minerals Ltd.	1,377,000	13,965,646
Freeport-McMoRan, Inc.	1,875,292	24,603,831
		38,569,477
Gold - 7.6%
Newmont Goldcorp Corp.	834,056	36,239,733
Steel - 7.9%
Commercial Metals Co.	744,356	16,576,808
Reliance Steel & Aluminum Co.	178,333	21,357,160
		37,933,968

TOTAL METALS & MINING		127,245,261

TOTAL COMMON STOCKS
(Cost $388,327,170)		444,261,411

Money Market Funds - 6.8%
Fidelity Cash Central Fund 1.58% (b)	32,522,520	32,529,024
TOTAL MONEY MARKET FUNDS
(Cost $32,529,024)		32,529,024
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $420,856,194)		476,790,435
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,185,620
NET ASSETS - 100%		$477,976,055

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$54,730
Fidelity Securities Lending Cash Central Fund	1,706
Total	$56,436

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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